Exhibit 32.01
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the yearly report on Form 10-KSB of First United Ethanol, LLC (the “Company”) for the fiscal year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony J, Flagg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve Collins
Steve Collins, Treasurer
(Principal Financial and Accounting Officer) Dated: December 22, 2006